Slade's Ferry Bank

Pleasantly different.

Community Bank Investor Conference

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the strength of the company's capital and asset quality. Other such statements may be identified by words such as "believes," "will," "expects," "project," "may," "developments," "strategic," "launching," "opportunities," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of Slade's Ferry Bancorp's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors.

Forward-Looking Statement (Continued)

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectation expressed in our forward-looking statements: (1) enactment of adverse government regulations (2) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (3) the strength of the United States economy in general and specifically the strength of the New England economics may be different than expected, resulting in, among other things, a deterioration in overall credit quality and borrowers' ability to service and repay loans, or a reduced demand for credit, including the resultant effect on the Bank's loan portfolio, levels of charge-offs and non-performing loans and allowance for loan losses; (4) changes in the interest rate environment may reduce interest margins and adversely impact net interest income and (5) changes in assumptions used in making such forward-looking statements. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Slade's Ferry Bancorp's actual results could differ materially from those discussed. All subsequent written and oral forward-looking statements attributable to Slade's Ferry Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth above. Slade's Ferry Bancorp does not intend or undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of the forward-looking statements are made.

2004 Financial Summary

Slade's Ferry Bank
Pleasantly different.

- Net Income $3.6 million

  Up 35.9% over 2003
- Assets $549.8 million

  Up 25.1% over 2003
- Total gross loans $366.8 million

  Up 9.1% over 2003
- Deposits $399.9 million

  Up 20.0% over 2003

Income

($ in millions)

Slade's Ferry Bank
Pleasantly different.


$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$4.1
$3.2
$2.9
$2.7
$3.6
2000
2001
2002
2003
2004

Total Assets

($ in millions)



600
500
400
300
200
100
0
$388.6
$394.8
$398.4
$439.4
$549.8
$555.8
2000
2001
2002
2003
2004
3/31/2005

Slade's Ferry Bank
Pleasantly different.

Total Gross Loans

($ in millions)



$256.2
$253.9
$265.0
$336.1
$366.8
$384.1
400
350
300
250
200
150
100
50
0
2000
2001
2002
2003
2004
3/31/2005

Asset Quality

($ in thousands)

Slade's Ferry Bank
Pleasantly different.

	2004	2003
Total Non Performing Loans	$506k	$407k
NPLs/Total Loans	13 BP	12 BP
NPAs/Total Assets	9 BP	14 BP

BP = Basis Points

Total Deposits

($ in millions)

Slade's Férry Bank
Pleasantly different.



400
350
300
250
200
150
100
50
0
$337.0
$337.0
$335.6
$333.1
$399.9
$385.5
2000
2001
2002
2003
2004
3/31/2005

Financial Ratios

Slade's Ferry Bank
Pleasantly different.

	2004	2003
Earnings per Share (Assuming Dilution)	$0.89	$0.67
Efficiency Ratio	67.5%	75.6%
Net Interest Margin	3.43%	3.90%

Q1 Financial Results

Slade's Ferry Bank
Pleasantly different.

	03/31/05	03/31/04
Net income	$1.06 mm	$650k
Earnings per Share		
(Assuming Dilution)	$0.26	$0.16
Efficiency Ratio	67.2%	72.2%
Net Interest Margin	3.55%	3.41%

Merger Impact

Slade's Ferry Bank
Pleasantly different.


Banknorth
Massachusetts
Bank of America
BCP
Sovereign Bank
Eastern Bank
WEBSTER

SFB in the Press...


$

- The Providence Journal reported in today's business section, that Mary Lynn's community activities include "fishing off local piers to meet prospective customers."
- *Now that's "Pleasantly Different"!*

Free Checking

Slade's Ferry Bank
Pleasantly different.


You get what you don't pay for.

2004 Community Highlights

Leadership Southcoast

Slade's Ferry Bank
Pleasantly different.



2004 Community Highlights

Slade's Ferry Bank
Pleasantly different.

School Supply Drive



2004 Community Highlights

Slade's Ferry Bank
Pleasantly different.

Fall River Library



2005 New Initiatives

Get Moving Walk 2004

Slade's Ferry Bank
Pleasantly different.


Slade's Ferry Bank
Pleasantly different

2005 New Initiatives

Slade's Ferry Bank
Pleasantly different.

Holiday Book Drive



2005 New Initiatives

Buttonwood "Boo at the Zoo"

Slade's Ferry Bank
Pleasantly different.





Slade's Ferry Bank
Pleasantly different.

2005 New Initiatives

Institute for Developmentally Disabled Individuals


ALL
ABOARD
RED SOX

2005 New Initiatives

Slade's Ferry Bank
Pleasantly different.

Assonet Branch Opening



Technology

Slade's Ferry Bank
Pleasantly different.

- Online Banking
- Cash Management
- Teller System - Vertex
- Platform System - Streamline

Teamwork

Important New Leaders

Slade's Ferry Bank
Pleasantly different.

- Tony Weatherford - Director Human Resources (First Fed)
- Anna Iatradis - Director Retail Banking (Eastern Bank)
- Maria Urdi - Chief Risk Officer (Cambridgeport Bank/Healy & Healy)
- Deborah Grimes - Director Alternative Distribution Networks (First Fed)
- Chris O'Brien - Slade's Ferry Financial Services (EF Financial)

Teamwork

Existing Stars

- Debbie McLaughlin – CFO/COO
- Paula Botelho - Director Loan Servicing & Commercial Sales
- Manny Tavares - Chief Commercial Lending Officer
- Paula Forsee - Chief Credit Officer
- Cil Machado - Internal Audit Director

2004 Dividends Per Share

Slade's Ferry Bank
Pleasantly different.

	Slade's Ferry	Peer Group
Dividends per share	$0.36	$0.37
Dividend yield	1.89%	1.26%
Dividend payout ratio	40.44%	27.05%

Success

Slade's Ferry Bank
Pleasantly different.

- Great Team Leaders
- New Technology
- Expansion Possibilities
- Solid Earnings Performance
- Committed Employees - Board of Directors & Shareholders

Slade's Ferry Bank

Pleasantly different.

Community Bank Investor Conference